                                                                   EXHIBIT 99.10

DEBTOR: CAPE COD LIGHT, L.L.C.                       CASE NUMBER: 01-10962 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED




Cape Cod Light, L.L.C. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.






/s/ N.J. Davison
----------------------------------
 Nicholas J. Davison
 Senior Vice President




/s/ Randall L. Talcott
----------------------------------
 Randall  L. Talcott
 Vice President - Finance

DEBTOR: CAPE COD LIGHT, L.L.C.                      CASE NUMBER: 01-10962 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


 Attachment 1              Summary of Bank and Investment Accounts

 Attachment 2              Schedule of Receipts and Disbursements

 Attachment 3              Bank and Investment Account Statements

 Attachment 4              Income Statement

 Attachment 5              Balance Sheet

 Attachment 6              Summary of Due To/Due From Intercompany Accounts

 Attachment 7              Accounts Receivable Aging

 Attachment 8              Accounts Payable Detail

 Attachment 9              Notes to December Monthly Operating Report

                     Summary Of Bank And Investment Accounts        Attachment 1
                             Cape Cod Light, L.L.C.
                        Case No: 01-10962 (EIK) UNAUDITED
                           For Month Of December, 2001

                                              Balances
                                  ----------------------------------         Receipts. &          Bank
                                    Opening              Closing             Disbursements        Statements          Account
 Account                          As Of 12/01/01      As Of 12/31/01         Included             Included            Reconciled
 -------                          --------------      --------------         --------             --------            ----------
 Cape Cod Light Escrow              8,158,727.80        8,158,727.80         No - Account Is      No - Account Is     No
 US Dept Of Transportation                                                   Under Control        Under Control
 Maritime Administration                                                     Of Maritime          Of Maritime
                                                                             Administration       Administration -
                                                                                                  No Statements

                            Receipts & Disbursements                Attachment 2
                             Cape Cod Light, L.L.C.
                             Case No: 01-10962 (EIK)
                           For Month Of December, 2001


         No Receipts Or Disbursements Due.To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements    Attachment 3
                             Cape Cod Light. L.L.C.
                             Case No: 01-10962 (EIK)
                           For Month Of December. 2001



         No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4
                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-O1
 currency USD
  Company=32 (CAPE COD LIGHT)

                                                                     PTD-Actual
                                                                     DEC-O1
                                                                     ---------
Revenue
  Gross Revenue                                                           0.00
  Allowances                                                              0.00
                                                                     ---------
   Net Revenue                                                            0.00

Operating Expenses
  Air                                                                     0.00
   Hotel                                                                  0.00
   Commissions                                                            0.00
   Onboard Expenses                                                       0.00
   Passenger Expenses                                                     0.00
   Vessel Expenses                                                        0.00
   Layup/Drydock Expense                                                  0.00
   Vessel insurance                                                       0.00
                                                                     ---------
   Total Operating Expenses                                               0.00
                                                                     ---------

   Gross Profit                                                           0.00
SG&A Expenses
   Sales & Marketing                                                      0.00
   Pre-Opening Costs                                                    990.00
                                                                     ---------
   Total SG&A Expenses                                                  990.00
                                                                     ---------
   EBITDA                                                              (990.00)

   Depreciation                                                           0.00
                                                                     ---------
   Operating Income                                                     990.00)

   Other Expense/(Income)
   Interest Income                                                        0.00
   Interest Expense                                                   8,616.94
   Equity in Earnings for Sub                                             0.00
                                                                     ---------
   Total Other Expense/(Income)                                       8,616.94
                                                                     ---------
   Net Pretax Income/(Loss)                                          (9,606 94)
                                                                     ---------
   Income Tax Expense                                                     0.00
                                                                     ---------
   Net Income/(Loss)                                                 (9,606.94)
                                                                     ---------

                                                                 Attachment 5-1
                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-O1
 currency USD
  Company=32 (CAPE COD LIGHT)



                                              YTD-Actual                  YTD-Actual
                                              DEC-O1                      OCT-01
                                              --------------              --------------
ASSETS
   Cash and Equivalent                                  0.00                        0.00
   Restricted Cash                              8,158,728.00                8,158,728.00
   Marketable Securities                                0.00                        0.00
   Accounts Receivable                                  0.00                       42.00
   Inventories                                    217,563.69                  217,563.69
   Prepaid Expenses                                69,900.00                   74,900.00
   Other Current Assets                                 0.00                        0.00
                                              --------------              --------------
           Total Current Assets                 8,446,191.69                8,451,233.69
   Fixed Assets                                36,066,765.18               35,993,283.77
   Accumulated Depreciation                             0.00                        0.00
                                              --------------              --------------
           Net Fixed Assets                    36,066,765.18               35,993,283.77

    Net Goodwill
                                                        0.00                        0.00
    Intercompany Due To/From                  (13,398,737.39)             (13,322,516.26)
    Net Deferred Financing Fees                 2,610,934.14                2,630,465.87
    Net Investment in Subsidiaries                      0.00                        0.00
    Other Non Current Assets                            0.00                        0.00
                                              --------------              --------------
            Total Other Assets                (10,787,803.25)             (10,692,050.39)
                                              --------------              --------------
            Total Assets                       33,725,153.62               33,752,467.07
                                              --------------              --------------

                                                                 Attachment 5-2
                              AMCV US SET OF BOOKS
                                 BALANCE SHEET
                             Current Period: DEC-O1
 currency USD
  Company=32 (CAPE COD LIGHT)


                                                YTD-Actual              YTD-Actual
                                                DEC-O1                  OCT-01
                                                --------------          --------------

LIABILITIES
       Accounts Payable                                  0.00                    0.00
       Accrued Liabilities                          75,000.00               75,000.00
       Deposits                                          0.00                    0.00
                                                -------------           -------------
               Total Current Liabilities            75,000.00               75,000.00
       Long  Term Debt                                   0.00                    0.00
       Other  Long Term Liabilities                      0.00                    0.00
                                                -------------           -------------
               Total Liabilities                    75,000.00               75,000.00
OTHER
       Liabilities Subject to Compromise        40,041,676.00           40,041,676.00
                                                -------------           -------------
                Total Other                     40,041,676.00           40,041,676.00
OWNER'S EQUITY
       Common Stock                                      0.00                    0.00
       Add'1 Paid In Capital                             0.00                    0.00
       Current Net Income (Loss)                (4,688,840.59)          (4,661,527.14)
       Retained Earnings                        (1,702,681.79)          (1,702,681.79)
                                                -------------           -------------
                Total Owner's Equity             6,391,522.38)           6,364,208.93)
                                                -------------           -------------
                Total Liabilities & Other &     33,725,153.62           33,752,467.07
                                                -------------           -------------

                                                                    Attachment 6

                             Cape Cod Light, L.L.C.
                                Case No: 01-10962
                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001



                                                          BEGINNING                                   ENDING
AFFILIATE NAME                              CASE NUMBER   BALANCE           DEBITS       CREDITS      BALANCE
American Classic Voyages Co.                01-10954      1,671,121.78            --       990.00      1,670,131.78
AMCV Cruise Operations, Inc.                01-10967     (3,949,213.20)     2,000.00           --     (3,947,213.20)
The Delta Queen Steamboat Co.               01-10970      1,436,292.11            --           --      1,436,292.11
DQSB II, Inc.                               01-10974            (82.74)           --           --            (82.74)
Great AQ Steamboat, L.L.C                   01-10960        500,000.00            --           --        500,000.00
Great River Cruise Line, L.L.C              01-10963            270.05            --           --            270.05
Great Ocean Cruise Line, L.L.C              01-10959         (4,980.00)           --           --         (4,980.00)
Cruise America Travel, Incorporated         01-10966         (2,706.08)           --           --         (2,706.08)
Delta Queen Coastal Voyages, L.L.C          01-10964          1,302.19            --           --          1,302.19
Cape May Light, L.L.C                       01-10961          8,675.31            --           --          8,675.31
Project America, Inc.                       NIA             (52,500.00)           --           --        (52,500.00)
Oceanic Ship Co.                            N/A              42,930.22            --           --         42,930.22
Project America Ship II, Inc.               NIA              97,472.74            --           --         97,472.74
Ocean Development Co.                       01-10972    (13,144,319.67)           --     4,332.29    (13,148,651.96)
American Hawaiian Properties Corporation    01-10976        (31,777.30)           --           --        (31,777.30)
Great Independence Ship Co.                 01-10969         32,099.49            --           --         32,099 49
                                                        ------------------------------------------------------------
                                                        (13,395,415.10)     2 000.00     5,322.29    (13,398,737.39)
                                                        ============================================================

                               Cape Cod Light, LLC
                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001


                                  Attachment 7




                                 Not Applicable

                               Cape Cod Light, LLC
                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001


                                  Attachment 8


                                 Not Applicable

DEBTOR: CAPE COD LIGHT, L.L.C.                      CASE NUMBER: 01-10962 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape Cod Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

4. The Cape Cod Light was under construction at the time the Debtor filed for Chapter 11 bankruptcy protection. The vessel is not complete and remains at the facilities of the shipbuilder, Atlantic Marine, Inc.

DEBTOR: CAPE COD LIGHT, L.L.C.                     CASE NUMBER: 01-10962 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT



5. Accrued liabilities contains an accrual for vessel lay-up. The Debtor has ceased recording further accruals pending the outcome of Chapter 11 proceedings.

6. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.